DEATH BENEFIT OPTION 1

Development of Policy Value

-----------------------------------------------------------------------------------------------

 (A)  Policy Value at End of Policy Year 4, Month 12                                 $75,461.53

 (B)  Plus Premium Paid in Year 5                                                     20,000.00

 (C)  Minus Premium Load                                                               1,904.65
      [(2.00% + 1.25% ) * $20,000 + $14310 * 6.50% + ($20,000-$14,310) * 5%]1
      ------------------------------------------------------------------------------------------

 (D)  Policy Value at the Beginning of Year 1, Month 1                               $93,556.88
      [ A + B - C ]

 (E)  Minus COI Charges                                                                  166.48
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge -

 (G)  Minus Asset Based Charge                                                            25.11
      [ A * ((1+0.004)^(1/12)-1) ] (No ABC on Initial Premium)

 (H)  Plus Investment Return ( 5.06%)3 384.84 [ ( D - E - F - G ) *
      ((1+0.0506)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 1, Month 1                                     $93,750.13
      [ D - E - F - G + H ]

-------------------------------------------------------------------------------
1 (Sales Load + DAC Tax + Premium Tax) times Premium, Premium tax differs up to Target and above Target Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3    Hypothetical  Gross  Investment  Return of 6.00% (Net Investment  Return of
     5.06%)



Development of Surrender Value

--------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 1, Month 1                    $ 93,750.13

 (K)  Less Surrender Charge 8,586.00 (see calculation below)

                                                                 ---------------

 (M)  Surrender Value at the End of Year 1, Month 1                 $ 85,164.13
      [ J - K ]



Calculation of Surrender Charge

 (1)  Face Amount                                                   $ 1,000,000

 (2)  Target Premium Factor                                               14.31

 (3)  Surrender Charge Percent in Year 5                                  60.0%

                                                                 ---------------

 (4)  Surrender Charge in Year 5                                     $ 8,586.00
      [ (1 /1000)* 2 *3 ]


Development of Death Benefit

--------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 1, Month 1                   $ 93,750.13

 (N) Applicable Corridor Factor 1.91
                                                              -----------------

 (O)  Minimum Death Benefit                                       $ 179,062.75
      [ M * N ]

 (P)  Death Benefit 1,000,000.00
                                                              -----------------

 (Q)  Death Benefit at the End of Year 1, Month 1               $ 1,000,000.00
      [ Maximum of O and P ]


Monthly Progression of Year 5 Values

----------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly        Asset           End of
               Prior Month         Premium        Premium         of Month         COI      Admin        Based            Month
  Month       Policy Value            Paid           Load     Policy Value      Charge     Charge       Charge     Policy Value
----------------------------------------------------------------------------------------------------------------------------------
    1             $ 75,462     $ 20,000.00       1,904.65         $ 93,557     $166.48        $ -        25.11         $ 93,750
    2               93,750               -              -           93,750      166.45          -        31.19           93,938
    3               93,938               -              -           93,938      166.41          -        31.26           94,127
    4               94,127               -              -           94,127      166.38          -        31.32           94,316
    5               94,316               -              -           94,316      166.34          -        31.38           94,507
    6               94,507               -              -           94,507      166.31          -        31.44           94,698
    7               94,698               -              -           94,698      166.27          -        31.51           94,889
    8               94,889               -              -           94,889      166.24          -        31.57           95,082
    9               95,082               -              -           95,082      166.20          -        31.64           95,275
   10               95,275               -              -           95,275      166.17          -        31.70           95,469
   11               95,469               -              -           95,469      166.13          -        31.76           95,664
   12               95,664               -              -           95,664      166.10          -        31.83           95,859

--------------------------------------------------------------------------

                                 End of                          End of
                                  Month                           Month
                    Face          Death      Surrender        Surrender
  Month           Amount        Benefit         Charge            Value
------------------------------------------------------------------------
    1         $1,000,000     $1,000,000        $ 8,586         $ 85,164
    2          1,000,000      1,000,000          8,586           85,352
    3          1,000,000      1,000,000          8,586           85,541
    4          1,000,000      1,000,000          8,586           85,730
    5          1,000,000      1,000,000          8,586           85,921
    6          1,000,000      1,000,000          8,586           86,112
    7          1,000,000      1,000,000          8,586           86,303
    8          1,000,000      1,000,000          8,586           86,496
    9          1,000,000      1,000,000          8,586           86,689
   10          1,000,000      1,000,000          8,586           86,883
   11          1,000,000      1,000,000          8,586           87,078
   12          1,000,000      1,000,000          8,586           87,273

DEATH BENEFIT OPTION 2


Development of Policy Value

--------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                      $ 75,150.22

 (B)  Plus Premium Paid in Year 5                                                        20,000.00

 (C)  Minus Premium Load                                                                  1,904.65
      [(2.00% + 1.25% ) * $20,000 + $14310 * 6.50% + ($20,000-$14,310) * 5%]1
      ---------------------------------------------------------------------------------------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                                 $ 93,245.57
      [ A + B - C ]

 (E)  Minus COI Charges                                                                     183.68
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge -

 (G)  Minus Asset Based Charge 25.00 [ A * ((1+0.007)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.06%)3 383.49 [ ( D - E - F - G ) *
      ((1+0.0506)^(1/12)-1) ]
                                                                                  -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                       $ 93,420.38
      [ D - E - F - G + H ]


--------------------------------------------------------------------------------
1 (Sales Load + DAC Tax + Premium Tax) times Premium, Premium tax differs up to Target and above Target Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.94% equals Net Investment Return of 5.06%



Development of Surrender Value

--------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                    $ 93,420.38

 (K)  Less Surrender Charge 8,586.00 (see calculation below)
                                                                 ---------------

 (L)  Surrender Value at the End of Year 5, Month 1                 $ 84,834.38
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                             $ 14.31

 (2)  Surrender Charge Multiplier for Year 5                               1.00

 (3)  Face Amount                                                  1,000,000.00

 (4)  Surrender Charge Percentage                                           60%
                                                                 ---------------

 (5)  Surrender Charge                                               $ 8,586.00
      [ 1 * (3 / 1,000) * 2 * 4 ]



Development of Death Benefit

--------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                    $ 93,420.38

 (N) Applicable Percentage 1.91
                                                                ----------------

 (O)  Minimum Death Benefit $178,432.93 [ M * N ]

 (P)  Death Benefit 1,093,420.38 [Face Amount + Policy Value]
                                                                ----------------

 (Q)  Death Benefit at the End of Year 5, Month 1                 $1,093,420.38
      [ Maximum of O and P ]




Monthly Progression of Year 5 Values

--------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset           End of
               Prior Month         Premium        Premium         of Month         COI      Admin       Based            Month
  Month       Policy Value            Paid           Load     Policy Value      Charge     Charge      Charge     Policy Value
--------------------------------------------------------------------------------------------------------------------------------
    1             $ 75,150     $ 20,000.00     $ 1,904.65         $ 93,246     $183.68        $ -      $25.00         $ 93,420
    2               93,420               -              -           93,420      183.67          -       31.08           93,590
    3               93,590               -              -           93,590      183.67          -       31.14           93,760
    4               93,760               -              -           93,760      183.67          -       31.19           93,931
    5               93,931               -              -           93,931      183.67          -       31.25           94,102
    6               94,102               -              -           94,102      183.67          -       31.31           94,274
    7               94,274               -              -           94,274      183.67          -       31.36           94,447
    8               94,447               -              -           94,447      183.67          -       31.42           94,620
    9               94,620               -              -           94,620      183.67          -       31.48           94,794
   10               94,794               -              -           94,794      183.67          -       31.54           94,969
   11               94,969               -              -           94,969      183.67          -       31.60           95,144
   12               95,144               -              -           95,144      183.67          -       31.65           95,320


---------------------------------------------------------------------------

                                     End of                        End of
                                      Month                         Month
                    Face              Death      Surrender      Surrender
  Month           Amount            Benefit         Charge          Value
--------------------------------------------------------------------------
    1         $1,000,000        $ 1,093,420      $8,586.00       $ 84,834
    2          1,000,000          1,093,590       8,586.00         85,004
    3          1,000,000          1,093,760       8,586.00         85,174
    4          1,000,000          1,093,931       8,586.00         85,345
    5          1,000,000          1,094,102       8,586.00         85,516
    6          1,000,000          1,094,274       8,586.00         85,688
    7          1,000,000          1,094,447       8,586.00         85,861
    8          1,000,000          1,094,620       8,586.00         86,034
    9          1,000,000          1,094,794       8,586.00         86,208
   10          1,000,000          1,094,969       8,586.00         86,383
   11          1,000,000          1,095,144       8,586.00         86,558
   12          1,000,000          1,095,320       8,586.00         86,734

DEATH BENEFIT OPTION 3


Development of Policy Value

-----------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                   $ 75,123.69

 (B)  Plus Premium Paid in Year 5                                                     20,000.00

 (C)  Minus Premium Load                                                               1,904.65
      [(2.00% + 1.25% ) * $20,000 + $14310 * 6.50% + ($20,000-$14,310) * 5%]1
      ------------------------------------------------------------------------------------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 93,219.04
      [ A + B - C ]

 (E)  Minus COI Charges                                                                  184.92
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge -

 (G)  Minus Asset Based Charge 25.00 [ A * ((1+0.004)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.06%)3 383.38 [ ( D - E - F - G ) *
      ((1+0.0506)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 93,392.50
      [ D - E - F - G + H ]

-------------------------------------------------------------------------------
1 (Sales Load + DAC Tax + Premium Tax) times Premium, Premium tax differs up to Target and above Target Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.94% equals Net Investment Return of 5.06%



Development of Surrender Value

--------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                   $ 93,392.50

 (K)  Less Surrender Charge 8,586.00 (see calculation below)
                                                                 --------------

 (L)  Surrender Value at the End of Year 5, Month 1                $ 84,806.50
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                            $ 14.31

 (2)  Surrender Charge Multiplier for Year 5                              1.00

 (3)  Face Amount                                                 1,000,000.00

 (4)  Surrender Charge Percentage                                          60%
                                                                 --------------

 (5)  Surrender Charge                                              $ 8,586.00
      [ 1 * (3 / 1,000) * 2 * 4 ]



Development of Death Benefit

--------------------------------------------------------------------------------

(M)  Policy Value at the End of Year 5, Month 1                      $ 93,392.50

(N) Applicable Percentage 1.91
                                                                   -------------

(O)  Minimum Death Benefit $178,379.68 [ M * N ]

(P)  Death Benefit 1,100,000.00 [Face Amount + Cumulative Premium]
                                                                   -------------

(Q)  Death Benefit at the End of Year 5, Month 1                   $1,100,000.00
     [ Maximum of O and P ]



Monthly Progression of Year 5 Values

--------------------------------------------------------------------------------------------------------------------------------


               End of                                        Beginning                  Monthly      Asset         End of
            Prior Month        Premium        Premium         of Month         COI       Admin       Based         Month
  Month     Policy Value        Paid            Load        Policy Value     Charge      Charge     Charge      Policy Value
--------------------------------------------------------------------------------------------------------------------------------
    1          $ 75,123.69     $ 20,000.00     $ 1,904.65      $ 93,219.04     $184.92        $ -      $25.00         $ 93,393
    2            93,392.50               -                       93,392.50      184.89          -       31.07           93,561
    3            93,560.61               -              -        93,560.61      184.85          -       31.13           93,729
    4            93,729.39               -              -        93,729.39      184.82          -       31.19           93,899
    5            93,898.84               -              -        93,898.84      184.79          -       31.24           94,069
    6            94,068.96               -              -        94,068.96      184.76          -       31.30           94,240
    7            94,239.76               -              -        94,239.76      184.73          -       31.36           94,411
    8            94,411.23               -              -        94,411.23      184.70          -       31.41           94,583
    9            94,583.38               -              -        94,583.38      184.67          -       31.47           94,756
   10            94,756.22               -              -        94,756.22      184.63          -       31.53           94,930
   11            94,929.75               -              -        94,929.75      184.60          -       31.59           95,104
   12            95,103.96               -              -        95,103.96      184.57          -       31.64           95,279


--------------------------------------------------------------------------

                              End of                          End of
                              Month                           Month
              Face            Death          Surrender      Surrender
  Month      Amount          Benefit           Charge         Value
-------------------------------------------------------------------------
    1        $1,000,000        $ 1,100,000        $ 8,586       $ 84,807
    2         1,000,000          1,100,000          8,586         84,975
    3         1,000,000          1,100,000          8,586         85,143
    4         1,000,000          1,100,000          8,586         85,313
    5         1,000,000          1,100,000          8,586         85,483
    6         1,000,000          1,100,000          8,586         85,654
    7         1,000,000          1,100,000          8,586         85,825
    8         1,000,000          1,100,000          8,586         85,997
    9         1,000,000          1,100,000          8,586         86,170
   10         1,000,000          1,100,000          8,586         86,344
   11         1,000,000          1,100,000          8,586         86,518
   12         1,000,000          1,100,000          8,586         86,693